Supplement to the
Fidelity Asset Manager® Funds
November 29, 2016
Prospectus

The following information replaces similar information for Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70%, and Fidelity Asset Manager 85% found in the "Fund Basics" section under the "Principal Investment Strategies" heading.

Stock Class

The fund invests in stocks mainly by investing in sector central funds, which are managed in an effort to outperform different sectors of the U.S. stock market. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecom services, and utilities. The fund invests in all of the sector central funds in combination in an effort to outperform the U.S. market as a whole.

AR-17-01 1.899421.111	March 10, 2017